A F L  -  C I O   H O U S I N G   I N V E S T M E N T   T R U S T

H I T N E W S
INVESTING THE UNION WAY • SPRING 2018

HIT: Leading the Way in Impact Investing

SEAN MCGARVEY
HONORED FOR
LEADERSHIP

Sean McGarvey, President of North America’s Building Trades Unions (NABTU) and a member of the HIT’s Board of Trustees, was honored at the American Ireland Funds’ 26th National Gala in Washington. He was the recipient of the Ireland Funds’ 2018 Leadership Award.

Among thousands of guests, notable attendees of the gala included the Irish Prime Minister, Leo Varadkar, and 25 U.S. members of Congress. Worldwide President & CEO of The Ireland Funds, Kieran McLoughlin, announced that this was the most successful National Gala in the history of the event and that over $1 million was raised to benefit causes across Ireland.

“The person we are honoring is an Irish-American who knows, like his cousins in Ireland, that the job is the thing,” said Steve Coyle in his introductory remarks at the Gala.

A new Impact Report from the AFL-CIO Housing Investment Trust (HIT) documents how it has thrived under the stewardship of CEO Steve Coyle, growing from $500 million in assets to over $6 billion and investing $8.5 billion of pension capital in 421 projects across the country	between 1992 and 2017. The HIT was created to provide competitive returns for labor’s pension capital while ensuring that its investments would strategically facilitate social change by expanding the supply of affordable housing and creating family-supporting jobs. (continued on page 3)

2017: A Banner Year
By any measure, 2017 was a banner year for the HIT. The HIT put 19 projects under agreement, committing $422 million of investor capital to finance 6,243 housing units across the country.	This was the second largest year of housing production for the HIT since 2004, and the total development investment was also the second largest in HIT’s history. (continued on page 2)

2017 HIT IMPACTS
$421.7M of HIT capital invested in 19 projects
$24.5M NMTCs from Building America invested in 3 projects
$1.7B total development investment
4,530 union construction jobs; 9.1M hours of union construction work

6,243 housing units, with 74% affordable

Source: Pinnacle Economics and the HIT using an IMPLAN input-output model. In 2016 dollars.		(continued on page 6)

H I T   N E W S

2017: A Banner Year for the HIT

(continued from page 1)

great places to work is likely to share traits with fellow firms: supportive management, good benefits - including a healthy work-family balance - and community involvement. Employees at the AFL-CIO Housing Investment Trust, however, also get the unique benefit of seeing the results of their labors directly impact thousands of union men and women.”

The magazine also cited the HIT as a leader in workplace diversity. Their article stated that having a diverse team can contribute to an organization’s bottom line, noting it “pays dividends that are priceless.”

Union workers at HIT financed Gateway North project in Lynn, MA enjoy lunch at HIT’s worker appreciation lunch in September.

“The results certainly demonstrate that the efforts of the HIT paid off in 2017,” said Mr. Coyle. “It’s heartening to know that our talented and diverse staff and management team continued to enhance the quality of life for working families.”

Moreover, Mr. Coyle stressed that the HIT continued to provide competitive risk-adjusted returns in 2017, demonstrating its ability to perform and adapt across changing markets and investment environments. “The HIT will continue to invest capital responsibly with maximum beneficial impact for America’s working men and women, and their communities,” Mr. Coyle said.

As the HIT grows, so too does its ability to create quality union jobs and expand affordable housing. In 2017, 74% of the housing units financed by the HIT were affordable to low- and moderate-income families, bringing the total to more than 66,600 affordable units of the nearly 94,000 units financed in the last 25 years.

But the success in 2017 goes beyond the numbers and the data. The renowned publication, Pensions & Investments, recognized the HIT as a Best Place to Work in Money Management in 2017. In an article on featured companies, Pensions & Investments, wrote: “Any company that makes it onto a list of

H I T    N E W S

Leading the Way in Impact Investing

(continued from page 1)

The HIT does what its founders hoped it would do. It has become a leader in impact investing in the U.S., playing an important role in helping to rebuild America’s communities. By providing critical investment capital for the construction of low and moderate- income housing, its investments can create on-site union construction jobs and provide HIT’s portfolio with securities that help generate competitive returns for its investors.

The Impact Report provides a window into the success of some of HIT’s initiatives, including:

New York City Community Investment Initiative: The HIT launched the New York City Community Investment Initiative to help meet the city’s urgent need for investment after the terrorist attacks of September 11, 2001. HIT’s investments to date helped finance housing that should provide homes to more than 126,000 New York families.

Construction Jobs Initiative: The “Great Recession” had a devastating effect on working people and their communities. The labor movement, with the HIT in the lead, provided a strong response with the Construction Jobs Initiative in 2009. By early 2017, the HIT had responded to the crisis by investing in 90 projects – nearly a project a month – in 39 cities across the country. In many of the cities, the HIT was the only source of construction financing at a time when bank capital was unavailable.

After more than 26 years at the helm, Mr. Coyle will retire later this year. In his letter to investors, Mr. Coyle wrote, “HIT’s investments have enhanced the quality of life for countless families and communities across our great nation. We have helped provide safe, affordable housing that is reviving neighborhoods and communities. Our investments have also created family-supporting jobs, both on-site union construction jobs and employment opportunities in the communities where the HIT invests.”

To read the report, please visit aflcio-hit.com or call (202) 331-8055 to request a hard copy.

HIT BY THE NUMBERS
1992-2017

421
Projects in 27 states

$8.5
Billion in HIT capital invested

65,800
Union construction jobs

93,857
Housing units financed

71%
Affordable housing

$15.7
Billion in total development investment

$22.4
Billion of total economic impact

Source: Pinnacle Economics and the HIT using an
IMPLAN input-output model. In 2016 dollars.

H  I  T   N  E  W  S

Business Manager Spotlight: Lou Antonellis

Lou Antonellis is the Business Manager of IBEW Local 103, which represents over 8,000 electricians and technicians in the Greater Boston area. Local 103 is a long-time investor in the HIT, having made its first investment with the HIT 25 years ago. Katie Rosenthal, HIT’s Director of Communications, interviewed Mr. Antonellis at IBEW Local 103’s headquarters in Dorchester, MA.

KR: What are you the most proud of in your first year as Business Manager of Local 103?

LA: We have a brand new team here and for the first time, we are the most diverse leadership team in Boston Building Trades. We’re very proud of that. We just added the first female of color to my staff– Kenell Broomstein is the first black female business agent in Local 103. I don’t know if any of the other trades are as diverse as we are.

Our membership is diverse. The city of Boston is diverse. Local colleges and universities, hospitals and healthcare facilities, and certainly state agencies all have diverse leadership at the top of their institutions. Local 103 is as diverse as our great city and it means a lot to us.

KR: How does HIT’s focus on construction job creation impact your members?

LA: We’ve been working on projects with

Lou Antonellis, pictured center, with business agents Rich Antonellis and Kenell Broomstein, and workers at the HIT’s Worker Appreciation lunch at Gateway North in Lynn, MA.
Estimated Impact for IBEW 103 on HIT Financed Boston Housing Project
Total Development Investment	$152 million
Number of Hours of Electrical Work	228,000
Wages Generated for Electrical Work	$11.0 million
Pension Contributions Generated for Electrical Workers	$3.3 million
Source: IMPLAN, Pinnacle Economics and the AFL-CIO Housing Investment Trust. In 2016$

HIT since 1993. Our members want to work on jobs that their pension money is invested in. Creating union jobs with decent wages and benefits in communities that need it the most is a priority for Local 103.

I’ve used HIT’s $19 million investment in Gateway North in Lynn as an example of how to invest pension money, get good returns, and put our members to work while recapturing market share outside of our core areas. That one project did all of those things. That project really is an example of what we need to be doing more of.

KR: How does a project like Gateway North impact the community?

LA: These projects are multi-faceted. They’re not just jobs that we go to. They are investments in our community. We are creating quality jobs and at the same time, creating nice, family neighborhoods for people to live in. We work there; we live there and it’s the right thing to do for the community.

Our goal is to create good jobs using our hard-earned pension money for our members. The AFL-CIO HIT is a great way to invest our pension money. No question.

“As a member of HIT’s Board of Trustees, I am so pleased to represent the IBEW and the 101 electrical funds that invest in the HIT.” — Kenneth W. Cooper, International Secretary-Treasurer, IBEW

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Building America Receives 4th NMTC Award

Building America CDE, a subsidiary of the HIT, uses New Markets Tax Credits (NMTC) to help finance union built projects that revitalize neighborhoods and act as catalysts for additional community development. This highly successful entity has drawn on the strength of the HIT’s team to tackle innovative projects and bring critical services to the communities where it invests.

In February, Building America was awarded a $55 million NMTC allocation – its fourth award – from the Treasury’s Community Development Financial Institutions fund. To date, it has deployed $117.5 million of its NMTCs to 15 projects in seven states, leveraging nearly $850 million in development. With this new allocation, Building America is committed to expanding its footprint to reach additional communities and building towards a more positive future for America’s most distressed neighborhoods. Over the last year Building America has provided $32.5 million in NMTCs to four projects:

Detroit Manufacturing Systems: a minority- and woman-owned union automotive supplier with facilities in Detroit, MI and Toledo, OH.

Northland Central Workforce Training Center: a training facility expected to prepare 300 residents annually for electrical and manufacturing positions in Buffalo, NY.

Joseph P. Addabbo Family Health Center: expansion of a non-profit community healthcare center in Queens, NY. Workers at the facility will be represented by 1199SEIU.

New Brunswick Performing Arts Center: a cultural center in New Brunswick, NJ which will employ workers represented by IATSE Local 21 or URA/AFT Local 1766.

For more on Building America, visit its new website buildingamericacde.com

BUILDING AMERICA
BY THE NUMBERS

2010 - present

$117.5 million

NMTC deployed

$847 million

Total development

$1.7 billion

Total economic impact

4,427

On-site union construction jobs

2,400

Permanent jobs

1.9 million

Square feet of development

Source: Pinnacle Economics and the HIT using an
IMPLAN input-output model. In 2016 dollars.

“The Middlesex County BCTC is proud to work alongside Building America creating hundreds of union construction jobs and transforming the Downtown Cultural Arts District.”
— Kevin Duncan, President, Middlesex County BCTC on Building America’s $7 million NMTC allocation to the New Brunswick Performing Arts Center

H I T   N E W S

Sean McGarvey honored for leadership at AIF Gala (continued from page 1)

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle, Chief Executive Officer

Ted Chandler, Chief Operating Officer

Erica Khatchadourian, Chief Financial Officer

Chang Suh, Senior Executive Vice President & Chief Portfolio Manager

MARKETING STAFF

WASHINGTON, D.C.

Lesyllee White, EVP & Managing Director of Defined Benefit Marketing

202.467.2546

Kevin Murphy, Marketing Director

202.467.2551

WESTERN REGION

Emily Johnstone, EVP & Managing Director of Defined Contribution Marketing

415.640.5204

MIDWEST REGION

Paul Sommers, Marketing Director

937.604.9681

NEW ENGLAND REGION

Brian Norton, Marketing Director

508.776.7007

Kieran McLoughlin, Worldwide President & CEO of the Ireland Funds; John Fitzpatrick, Chairman of The Ireland Funds America; Sean McGarvey, President of NABTU; Steve Coyle, CEO of the HIT.

“In any given year, the Department of Labor says there’s some 125,000 union trained apprentices in the job market working on the buildings that make this country so great. In fact, if you took all the union training programs together to make a university, it would far larger than Ohio State.”

During his acceptance speech, Mr. McGarvey highlighted his Irish-American roots, the historical importance of North America’s Building Trades Unions and the work being done to train those from all walks of life for good paying union construction jobs.

“We create opportunities for members of historically underserved communities, minorities, women, veterans, recent immigrants, those formerly incarcerated, and others,” said Mr. McGarvey. “With our 130 apprenticeship readiness programs, 1,600 apprenticeship training centers, and the $1.2 billion that we spend every year on these efforts, we enable these people to be trained and then in turn build America.”

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

Economic Impact Data: Job and economic benefits in this newsletter are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America. In 2016 dollars.

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